UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008

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ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-25662	22-2582106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey                                                                                                                                 07059
          (Address of principal executive offices)                                                                                                                                (zip code)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2008, the Board of Directors of Anadigics, Inc. (the “Company”) adopted a resolution amending and restating the Company’s By-Laws, effective immediately.  The amendments to Article VI of the By-Laws provide a mechanism for the transfer of uncertificated shares.  A copy of the amended and restated By-Laws is attached hereto as Exhibit 3.1.

Item 9.01.    Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.          Description

3.1                        Amended and Restated By-Laws of Anadigics, Inc., amended as of January 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      January 22, 2008

ANADIGICS, Inc.

By:    /s/  Thomas C. Shields

Name:  Thomas C. Shields
                                        Title:   Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.             Description of Exhibit

3.1	Amended and Restated By-Laws of Anadigics, Inc., amended as of January 17, 2008